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                                                                   EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of Northern States Power Company (NSP) of our report dated February 2, 1998 appearing on page 50 of NSP's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP

/s/ Price Waterhouse LLP
------------------------

Minneapolis, Minnesota
April 6, 1998